Exhibit 10.1

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED

CREDIT AGREEMENT

SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of September 21, 2012, by and among PDC ENERGY, INC., a Nevada corporation formerly known as Petroleum Development Corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Second Amended and Restated Credit Agreement dated as of November 5, 2010 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Use of Proceeds. The first sentence of Section 6.08 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

The proceeds of the Loans will be used only to (a) pay the fees, expenses and transaction costs of the Transactions, (b) make purchases of outstanding Equity Interests in Sponsored Partnerships to the extent permitted under Section 7.04(b), (c) make investments in the Equity Interests of PDC Mountaineer to the extent permitted under Section 7.04(k), (d) make investments consisting of loans to the Marcellus JV Investor Partner to the extent permitted under Section 7.04(l), (e) retire, redeem, defease, repurchase, settle or prepay the Senior Notes to the extent permitted under Section 7.13 and (f) finance the working capital needs of the Borrower, including capital expenditures, and for general corporate purposes of the Borrower and the Guarantors, in the ordinary course of business, including the exploration, acquisition and development of Oil and Gas Interests.

1.2 Indebtedness. Clause (h) of Section 7.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(h) subject to any adjustment of the Borrowing Base required under Section 3.05 and any mandatory prepayment required under Section 2.11(d), unsecured Indebtedness under the Senior Notes (and any Permitted Refinancing thereof), including any Indebtedness constituting Guarantees thereof by any Credit Party, in an aggregate principal amount not to exceed (i) at any time prior to the earlier of (A) the date on which the Borrower retires, redeems, defeases, repurchases or prepays all of the outstanding Original Senior Notes in accordance with Section 7.13(a)(ii) and (B) March 31, 2013, $850,000,000 and (ii) at any time thereafter, $750,000,000; provided that at the time of and immediately after giving effect to each issuance of Senior Notes (and any Permitted Refinancing thereof), no Default shall have occurred and be continuing;

1.3 Sale and Leaseback Transactions. Section 7.12 of the Credit Agreement shall be and it hereby is amended by deleting “$5,000,000” in clause (i) of such Section and replacing it with “$20,000,000”.

1.4 Senior Notes Restrictions. Section 7.13 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 7.13. Senior Notes Restrictions.

(a) The Borrower will not, nor will it permit any Restricted Subsidiary to, except for regularly scheduled payments of interest required under the Senior Notes and the conversion of the Convertible Notes into Equity Interests of the Borrower, directly or indirectly, retire, redeem, defease, repurchase or prepay prior to the scheduled due date thereof any part of the principal of, or interest on, the Senior Notes (or any Permitted Refinancing thereof); provided that:

(i) so long as no Default has occurred and is continuing or would be caused thereby, the Borrower may retire, redeem, defease, repurchase or prepay the Senior Notes with the proceeds of any Permitted Refinancing permitted pursuant to Section 7.01(h);

(ii) so long as no Default has occurred and is continuing or would be caused thereby, the Borrower may retire, redeem, defease, repurchase or prepay the Original Senior Notes at any time; provided that immediately after giving effect to any such retirement, redemption, defeasance, repurchase or prepayment (other than any such retirement, redemption, defeasance, repurchase or prepayment effected pursuant to a Permitted Refinancing pursuant to Section 7.13(a)(i)), the Aggregate Commitment exceeds the Aggregate Credit Exposure by at least the greater of (1) $100,000,000 or (2) an amount equal to or greater than 10% of the Aggregate Commitment;

(iii) so long as no Default has occurred and is continuing or would be caused thereby, the Borrower may retire, redeem, defease, repurchase, settle or prepay the Convertible Notes upon the conversion or maturity of such Convertible Notes; provided that immediately after giving effect to any such retirement, redemption, defeasance, repurchase, settlement or prepayment (other than any such retirement, redemption, defeasance, repurchase, settlement or prepayment effected pursuant to a Permitted Refinancing pursuant to Section 7.13(a)(i)), the Aggregate Commitment exceeds the Aggregate Credit Exposure by at least the greater of (1) $115,000,000 or (2) an amount equal to or greater than 30% of the Aggregate Commitment;

(iv) the Borrower may make payments of cash in lieu of fractional Equity Interests of the Borrower upon the conversion of the Convertible Notes to the extent permitted under Section 7.06(d); and

(v) the Borrower may retire, redeem, defease, repurchase, settle or prepay the Convertible Notes upon the conversion of such Convertible Notes with any cash proceeds received by the Borrower from an Approved Counterparty pursuant to any Convertible Notes Call Options.

(b) The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into or permit any modification or amendment of the Senior Notes Documents the effect of which is to (a) increase the maximum principal amount of the Senior Notes or the rate of interest on any of the Senior Notes (other than as a result of the imposition of a default rate of interest in accordance with the terms of the Senior Notes Documents), (b) change or add any event of default or any covenant with respect to the Senior Notes Documents if the effect of such change or addition is to cause any one or more of the Senior Notes Documents to be more restrictive on the Borrower or any of its Subsidiaries than such Senior Notes Documents were prior to such change or addition, (c) change the dates upon which payments of principal or interest on the Senior Notes are due, (d) change any redemption or prepayment provisions of the Senior Notes, (e) alter the subordination provisions, if any, with respect to any of the Senior Notes Documents, (f) grant any Liens in any assets of the Borrower or any of its Subsidiaries, or (g) permit any Subsidiary to Guarantee the Senior Notes unless such Subsidiary is (or concurrently with any such Guarantee becomes) a Guarantor hereunder.

SECTION 2. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1 Execution and Delivery. Each Credit Party, the Required Lenders, and the Administrative Agent shall have executed and delivered this Amendment and each other required document, all in form and substance satisfactory to the Administrative Agent.

2.2 No Default. No Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

2.3 Governmental Approvals. All governmental and third party approvals necessary or, in the discretion of the Administrative Agent, advisable in connection with the financing contemplated by the Credit Agreement, as amended to date, and by this Amendment and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be in full force and effect.

2.4 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3. Waiver of Reduction in Borrowing Base Upon Issuance of Senior Notes. With respect to the issuance of any Senior Notes from and after the date hereof to and including the date of the next Scheduled Redetermination to occur on or about November 1, 2012, each of the Lenders (or at least the required percentage thereof) hereby waives any automatic reduction of the Borrowing Base required pursuant to Section 3.05 upon the issuance of such Senior Notes; provided that such waiver does not prejudice the right of any Lender to include as a factor in its determination of the Borrowing Base at any time, the outstanding principal amount of such Senior Notes.

SECTION 4. Representations and Warranties of Credit Parties. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

4.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments contained herein, each representation and warranty of such Credit Party contained in the Credit Agreement and in each of the other Loan Documents is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case they are true and correct as of such earlier date).

4.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party.

4.3 Enforceability. This Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

4.4 No Default. As of the date hereof, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

5.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

5.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

5.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

5.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.7 Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

[Remainder of Page Intentionally Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

PDC ENERGY, INC. (formerly known as Petroleum Development Corporation)

By:	/s/ Gysle R. Shellum
Name: Gysle R. Shellum
Title: Chief Financial Officer

GUARANTORS:

RILEY NATURAL GAS COMPANY

By:	/s/ Darwin L. Stump
Name: Darwin L. Stump
Title: Treasurer

Signature Page

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and as a Lender

By:	/s/ Jo Linda Papadakis
	Name:	Jo Linda Papadakis
	Title:	Authorized Officer

Signature Page

BANK OF AMERICA, N.A., as a Lender and as a Co-Documentation Agent

By:	/s/ Christopher Renyi
Name: Christopher Renyi
Title: Vice President

Signature Page

BANK OF MONTREAL, as a Lender
and as a Co-Documentation Agent

By:	/s/ Gumaro Tijerina

Name: Gumaro Tijerina
Title: Director

Signature Page

THE ROYAL BANK OF SCOTLAND PLC, as a Lender and as Co-Documentation Agent

By:	/s/ Sanjay Remond
Name: Sanjay Remond
Title: Director

Signature Page

WELLS FARGO BANK, N.A., as a Lender and as Syndication Agent

By:	/s/ Betsy Jocher

Name:	Betsy Jocher
Title:	Director

Signature Page

COMPASS BANK, as a Lender

By:	/s/ Ann Van Wagener
Name: Ann Van Wagener
Title: Vice President

Signature Page

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

By:	/s/ Darrell Stanley
	Name:	Darrell Stanley
	Title:	Managing Director

Signature Page

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

Signature Page

SCOTIABANC INC., as a Lender

By:	/s/ J.F. Todd

Name:	J.F. Todd
Title:	Managing Director

Signature Page

BANK OF OKLAHOMA, as a Lender

By:	/s/ Wes Webb
Name: Wes Webb
Title: Senior Vice President

Signature Page

CAPITAL ONE, N.A., as a Lender

By:	/s/ Wesley Fontana

Name:	Wesley Fontana
Title:	Vice President

Signature Page

COMERICA BANK, as a Lender

By:	/s/ Caroline M. McClurg

Name:	Caroline M. McClurg
Title:	Senior Vice President

Signature Page

NATIXIS,
as a Lender

By:	/s/ Carlos Quinteros

Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ Mary Lou Allen

Name:	Mary Lou Allen
Title:	Director

Signature Page

TEXAS CAPITAL BANK, N.A., as a Lender

By:	/s/ W. David McCarver IV

Name:	W. David McCarver IV
Title:	Senior Vice President

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tara McLean

Name:	Tara McLean
Title:	Vice President

Signature Page

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Chulley Bogle

Name:	Chulley Bogle
Title:	Vice President

Signature Page

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY, as a Lender

By:	/s/ Trudy Nelson

Name: Trudy Nelson
Title: Authorized Signature

By:	/s/ Robert W Casey Jr.

Name: Robert W Casey Jr.
Title: Authorized Signature

Signature Page